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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 2-64089 as amended; 33-21355; 33-35606; 33-47592;
33-86424) of Schlumberger Limited of our report dated January 23, 1997 appearing on page 45 of this Form 10-K.



 /s/ Price Waterhouse LLP
--------------------------
Price Waterhouse LLP
New York, New York
March 26, 1997

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